SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date earliest event reported) September 3, 2003

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-11299	ENTERGY CORPORATION (a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000	72-1229752

Form 8-K

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
99	Slide presentation given by the Executive Vice President and Chief Financial Officer, C. J. Wilder, of Entergy Corporation on September 3, 2003.

Item 9. Regulation FD Disclosure

Entergy Corporation

The information in this Current Report on Form 8-K, including the exhibits listed below, is being furnished, not filed, under Item 9 pursuant to Regulation FD.

On September 3, 2003, C. John Wilder, Entergy Corporation's Executive Vice President and Chief Financial Officer, will speak to various members of the financial and investment community in New York City at the Lehman Brothers Energy/Power Conference. A copy of his slide presentation to be given at the conference is attached to this report as Exhibit 99 and is incorporated herein. The slide presentation can also be accessed via Entergy's web site at www.entergy.com/webcasts.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation

By: /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

Dated: September 3, 2003